UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 CURRENT REPORT


       Date of Report (Date of earliest event reportedly): October 8, 2007



                                 Imperiali, Inc.
               (Exact name of registrant as specified in charter)

          Florida                                                 65-0574887
(State or Other Jurisdiction     (Commission File Number)     (I.R.S.Employer
     of Incorporation)                                            ID No.)

              777 S. Flagler Drive #800W, West Palm Beach, FL 33401
                (Address of principal executive office Zip Code)

                                 (561) 805-9494

               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure and Hiring of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


On October 8, 2007, the registrant announced that John N. Chaplik is no longer Chief Compliance Officer effective October 8, 2007.

On October 8, 2007, the registrant announced that Stuart H. Ferguson is hired as interim Chief Financial Officer effective October 8, 2007.

On October 8, 2007, the registrant announced that Keith M. Feldman is hired as interim Chief Compliance Officer effective October 8, 2007.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imperiali, Inc.



By: /s/ John N. Chaplik
    --------------------------
Name:   John N. Chaplik
Title:  Controller


Dated:  October 8, 2007